                              THE MAINSTAY FUNDS
                    Supplement dated October 24, 1997 to the
                         Prospectus dated May 1, 1997



The Prospectus is amended as follows:

1. In light of the limited market for convertible securities and the size of Convertible Fund, the Fund's Investment Adviser and Board of Trustees believe that it is in the best interest of the Fund and its shareholders to limit the Fund's cash inflow in order to better enable the Fund to continue to find appropriate investment opportunities. Accordingly, effective June 2, 1997, Convertible Fund will not offer or accept purchase orders from new investors. Existing shareholders of other MainStay Funds will not be permitted to make exchanges into Convertible Fund after June 2, 1997. Shareholders of record, as of May 30, 1997, will continue to be allowed to make additional purchases of shares or redeem shares. The Board of Trustees and management may elect to open the Fund in the future if they determine it appropriate to do so.

2. In the section titled, "Tell Me The Details - The Trust" on page 52, the second sentence of the second paragraph beginning "As of April 1, 1997..." is hereby deleted and replaced with the following:

     As of April 1, 1997, NYLIFE Distributors Inc. owned a controlling interest (as that term is defined under the 1940 Act) of the New York Tax Free Fund Class A shares, International Equity Fund Class A shares, International Bond Fund Class A shares and Strategic Income Fund Class B shares and New York Life Insurance Company General Account owned a controlling interest of the Strategic Income Fund Class A shares.

3. On July 28, 1997, the Board of Trustees approved a number of proposals to be presented to shareholders at a special meeting of shareholders of The MainStay Funds that was held on October 24, 1997. The following proposals were adopted: electing Trustees of the Trust; approving a management agreement between the Trust on behalf of each of the Funds and MainStay Management, Inc. (the "Manager"); approving sub-advisory agreements between the Manager and MacKay-Shields Financial Corporation (for each Fund other than Equity Index Fund) and between the Manager and Monitor Capital Advisers, Inc., (for MainStay Equity Index Fund) advisers to the Funds; approving an amendment to the Plans of Distribution pursuant to Rule 12b-1 for Class B shares of each of the Funds, other than Equity Index Fund which does not offer Class B shares, Money Market Fund which does not have a Rule 12b-1 Plan and Strategic Income Fund; to eliminate or revise certain fundamental investment restrictions of the Funds; to ratify the selection of Price Waterhouse LLP as independent certified accountants of the Trust; and, to transact such other business as may properly come before the Meeting or any adjournment thereof. The amendment to the Plans of Distribution changes the method of calculating fees under the Plans and has the effect of increasing the distribution fee actually payable to the Distributor up to the existing maximum fee. A revised prospectus, including the adopted changes will be mailed to shareholders of the Trust.

4. In the section titled, "Financial Highlights" beginning on page 12, the following information regarding Strategic Income Fund is hereby included as a part thereof:

     The following is unaudited information for a share of beneficial interest outstanding throughout the period from February 28, 1997 (commencement of operations) to June 30, 1997. Additional information concerning the performance of the Fund is included in the Fund's semi-annual report to shareholders. For a free copy of the Fund's semi-annual report, write to NYLIFE Distributors Inc., 300 Interpace Parkway, Paraippany, New Jersey 07054 or call 1-800-522-4202.

                                                                          Class A                      Class B
                                                                          -------                      -------
                                                                                   February 28, 1997*
                                                                                         through
                                                                                     June 30, 1997**
                                                                          ------------------------------------
Net asset value at beginning of period...............................     $10.00                        $10.00
                                                                          ------                        ------
Net investment income................................................       0.18                          0.16
Net realized and unrealized gain on investments......................       0.08                          0.08
Net realized and unrealized gain on foreign currency transactions....       0.03                          0.03
                                                                          ------                        ------
Total from investment operations.....................................       0.29                          0.27
                                                                          ------                        ------
Less dividends:
  From net investment income.........................................      (0.17)                        (0.16)
                                                                          ------                        ------
Net asset value at end of period.....................................     $10.12                        $10.11
                                                                          ======                        ======
Total investment return (a)..........................................       2.97%                         2.68%
Ratios (to average net assets)/Supplemental Data:
  Net investment income..............................................       6.54%+                        5.79%+
  Net expenses.......................................................       1.15%+                        1.90%+
  Expenses (before reimbursement)....................................       1.41%+                        2.16%+
Portfolio turnover rate..............................................        129%                          129%
Net assets at end of period (in 000's)...............................    $28,740                       $24,539

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 *  Commencement of operations.
**  Unaudited.
 +  Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.